================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 2004


                          OSAGE FEDERAL FINANCIAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         United States                 0-50666                 27-0080039
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)




239 East Main Street, Pawhuska, Oklahoma                            74056
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (918) 287-2919
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


================================================================================

Item 5. Other Events and Regulation FD Disclosure
-------------------------------------------------

         On July 22, 2004, the Registrant announced that its Board of Directors had declared a cash dividend of $0.05 per share payable August 23, 2004 to stockholders of record as of the close of business on August 4, 2004. For further information, reference is made to the Registrant's press release, dated July 22, 2004 which is furnished with this Form 8-K as an exhibit.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (c) Exhibits

         Exhibit 99.1 -- Press Release dated July 22, 2004.


Item 12. Results of Operation and Financial Condition
-----------------------------------------------------

         On July 22, 2004, the Registrant issued a press release to report its results of operations for the quarter and twelve months ended June 30, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OSAGE FEDERAL FINANCIAL, INC.


Date:   July 22, 2004               By:    /s/Mark S. White
                                           -------------------------------------
                                           Mark S. White
                                           President and Chief Executive Officer